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                                STI CLASSIC FUNDS

                     SUPPLEMENT DATED MARCH 7, 2007, TO THE
                     STI CLASSIC CAPITAL APPRECIATION FUND
                    STI CLASSIC LARGE CAP RELATIVE VALUE FUND
                         STI CLASSIC MID-CAP EQUITY FUND
                        PROSPECTUSES (A, C AND I SHARES)
                              DATED AUGUST 1, 2006

THIS SUPPLEMENT CONTAINS AN IMPORTANT NOTICE REGARDING CHANGES TO THE INVESTMENT POLICIES OF THE CAPITAL APPRECIATION FUND AND THE LARGE CAP RELATIVE VALUE FUND AS WELL AS A NAME CHANGE TO THE MID-CAP EQUITY FUND (EACH A "FUND") AND SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS.

1. Effective May 31, 2007, the STI Classic Capital Appreciation Fund will be renamed the STI CLASSIC LARGE CAP GROWTH STOCK FUND.

   In accordance with this name change, the following information will replace the first paragraph under INVESTMENT STRATEGY:

        Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other U.S. traded equity securities of large cap companies. U.S. traded equity securities may include listed American Depositary Receipts ("ADRs"). The Adviser considers large cap companies to be companies with market capitalizations of at least $3 billion. The Adviser will seek out securities it believes have strong business fundamentals, such as revenue growth, cash flows and earning trends.

   Additionally, the Fund's benchmark will change from the S&P 500(R) Index to the RUSSELL 1000(R) GROWTH INDEX. The Adviser believes that the Russell 1000(R)Growth Index better reflects the ongoing investment style of the Fund. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is a comprehensive large cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

2. Effective May 31, 2007, the STI Classic Large Cap Relative Value Fund will be renamed the STI CLASSIC LARGE CAP CORE EQUITY FUND.

   In accordance with this name change, the following information will replace the first paragraph under INVESTMENT STRATEGY:

        Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks and other U.S. traded equity securities of large cap companies. U.S. traded equity securities may include listed American Depositary Receipts ("ADRs"). The Adviser considers large cap companies to be companies with market capitalizations of at least $3 billion.

   Additionally, the Fund's primary and secondary benchmarks will change so that the S&P 500(R) INDEX is the primary benchmark and the RUSSELL 1000(R) VALUE INDEX is the secondary benchmark. The Adviser believes that the S&P 500(R) Index better reflects the current and ongoing investment style of the Fund. The S&P 500(R) Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall U.S. equity market's industry weightings.


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3. Effective May 31, 2007, the STI Classic Mid-Cap Equity Fund will be renamed the STI CLASSIC MID-CAP CORE EQUITY FUND.

   The following information will replace the third paragraph under INVESTMENT
   STRATEGY:

        Risk management is utilized extensively and a critical component of the overall investment process. The strategy is diversified with generally 80 to 120 stocks in the portfolio. Each stock is generally limited to no more than three percent of the portfolio. The portfolio is managed to reduce tracking error and overall volatility to the benchmark.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.




SPEQSTSCR0307


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